VARIABLE ANNUITY NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS

Broadcom Corp. — Class

86.0%

A*†

60

$

1,156

Total Information Technology

________

9,989,707

INFORMATION TECHNOLOGY 13.6%

FINANCIALS 13.5%

Microsoft Corp.

48,134

$

1,366,043

Intel Corp.

37,714

798,783

Bank of America Corp.†

27,384

1,038,127

Hewlett-Packard Co.

16,690

762,065

American International

International Business

Group, Inc.

16,134

697,795

Machines Corp.

6,440

741,502

JPMorgan Chase & Co.

15,370

660,141

Apple, Inc.*

4,956

711,186

Wells Fargo & Co.†

17,420

506,922

Cisco Systems, Inc.*

27,970

673,797

Citigroup, Inc.

21,120

452,390

Google, Inc. — Class A*†

1,330

585,825

Bank of New York Mellon

Oracle Corp.*

27,433

536,589

Corp.

9,051

377,698

Qualcomm, Inc.

12,179

499,339

MetLife, Inc.†

6,155

370,900

Texas Instruments, Inc.†

12,015

339,664

CME Group Inc.†

571

267,856

Automatic Data Processing,

Wachovia Corp.†

9,920

267,840

Inc.†

5,944

251,966

PNC Financial Services

EMC Corp*†

14,530

208,360

Group, Inc.†

3,589

235,331

Corning, Inc.

8,580

206,263

Goldman Sachs Group, Inc.†

1,420

234,854

Nvidia Corp.*

10,041

198,711

Capital One Financial Corp.†

4,632

227,987

CA, Inc.

7,738

174,105

Travelers Cos, Inc.

4,727

226,187

MEMC Electronic Materials,

ACE Ltd.

4,045

222,718

Inc.*

2,365

167,679

Loews Corp.

5,499

221,170

Electronic Data Systems

BB&T Corp.†

6,724

215,571

Corp.

9,812

163,370

ProLogis†

3,531

207,835

Computer Sciences Corp.*†

3,958

161,447

T. Rowe Price Group, Inc.†

4,009

200,450

JDS Uniphase Corp.*†

10,819

144,866

Ameriprise Financial, Inc.

3,727

193,245

Xerox Corp.†

8,839

132,320

U.S. Bancorp

5,640

182,510

Novellus Systems, Inc.*†

6,241

131,373

Public Storage, Inc.†

2,038

180,608

Dell, Inc.*†

5,860

116,731

Unum Group†

7,371

162,236

BMC Software, Inc.*

3,571

116,129

Cincinnati Financial Corp.

4,183

159,121

Jabil Circuit, Inc.

11,261

106,529

Assurant, Inc.

2,563

155,984

Adobe Systems, Inc.*

2,740

97,517

American Capital Strategies

Akamai Technologies, Inc.*†

3,293

92,731

Ltd.†

4,543

155,189

Yahoo!, Inc.*†

2,700

78,111

NYSE Euronext

2,464

152,053

eBay, Inc.*

2,360

70,422

Safeco Corp.

3,425

150,289

Juniper Networks, Inc.*†

2,780

69,500

American Express Co.

3,420

149,522

Cognizant Technology

Fannie Mae†

5,506

144,918

Solutions Corp. — Class

State Street Corp.†

1,780

140,620

A*

2,031

58,554

Federated Investors, Inc. —

Convergys Corp.*

3,380

50,903

Class B

3,576

140,036

Ciena Corp.*†

1,403

43,255

Morgan Stanley†

2,930

133,901

Affiliated Computer Services,

Genworth Financial, Inc. —

Inc. — Class A*

812

40,689

Class A†

5,475

123,954

Applied Materials, Inc.

1,510

29,460

Regions Financial Corp.†

5,512

108,862

Sun Microsystems, Inc.*†

1,580

24,537

AFLAC, Inc.†

1,540

100,023

Tellabs, Inc.*

4,420

24,089

Boston Properties, Inc.†

952

87,651

LSI Logic Corp.*†

2,510

12,425

AvalonBay Communities,

Tyco Electronics Ltd.

50

1,716

Inc.†

840

81,077

Janus Capital Group, Inc.†

3,412

79,397

Washington Mutual, Inc.†

7,148

73,624

1

VARIABLE ANNUITY NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Host Hotels & Resorts, Inc.†

4,406

$

70,144

Eli Lilly & Co.

7,546

$

389,298

Merrill Lynch & Co., Inc.†

1,670

68,036

Abbott Laboratories

6,160

339,724

Prudential Financial, Inc.

740

57,905

Thermo Fisher Scientific,

Hudson City Bancorp, Inc.

2,370

41,902

Inc.*

4,593

261,066

SLM Corp.*†

2,070

31,774

UnitedHealth Group, Inc.

7,400

254,264

KIMCO Realty Corp.†

760

29,769

Gilead Sciences, Inc.*†

4,900

252,497

KeyCorp

1,070

23,487

Medco Health Solutions,

Allstate Corp.

450

21,627

Inc.*†

5,655

247,632

National City Corp.†

2,110

20,995

Genzyme Corp.*

3,206

238,975

Countrywide Financial Corp.†

1,640

9,020

Aetna, Inc.†

5,650

237,809

CIT Group, Inc.†

710

8,414

Becton, Dickinson & Co.

2,733

234,628

Bear Stearns Cos., Inc.†

700

7,343

Allergan, Inc.†

3,881

218,850

XL Capital Ltd.†

220

6,501

Express Scripts, Inc.*

3,402

218,817

MBIA, Inc.†

480

5,866

Bristol-Myers Squibb Co.

10,070

214,491

Fifth Third Bancorp†

200

4,184

WellPoint, Inc.*†

4,578

202,027

Total Financials

________

9,893,559

Schering-Plough Corp.

13,662

196,869

Wyeth

4,260

177,898

ENERGY 11.7%

C.R. Bard, Inc.†

1,820

175,448

Exxon Mobil Corp.

31,210

2,639,742

Laboratory Corporation of

Chevron Corp.

13,015

1,110,961

America Holdings*†

2,272

167,401

ConocoPhillips

10,262

782,067

Hospira, Inc.*

3,755

160,601

Schlumberger Ltd.

6,240

542,880

Biogen Idec, Inc.*†

2,559

157,865

Transocean, Inc.*†

2,673

361,390

Coventry Health Care, Inc.*†

3,785

152,725

Apache Corp.

2,926

353,519

Watson Pharmaceuticals,

Valero Energy Corp.

5,523

271,235

Inc.*†

4,877

142,994

Marathon Oil Corp.

5,504

250,982

PerkinElmer, Inc.

5,698

138,177

Williams Cos., Inc.

7,161

236,170

Celgene Corp.*†

2,140

131,161

Murphy Oil Corp.†

2,680

220,135

Amgen, Inc.*†

2,820

117,820

Noble Corp.†

4,118

204,541

Baxter International, Inc.

1,320

76,322

Occidental Petroleum Corp.

2,720

199,022

King Pharmaceuticals, Inc.*†

6,972

60,656

ENSCO International, Inc.†

2,816

176,338

Mylan Laboratories, Inc.†

4,580

53,128

Chesapeake Energy Corp.†

3,629

167,478

Forest Laboratories, Inc.*

1,130

45,211

Rowan Cos., Inc.†

3,993

164,432

Varian Medical Systems,

Sunoco, Inc.†

2,938

154,157

Inc.*

810

37,940

Tesoro Corp.†

4,833

144,990

Stryker Corp.

210

13,661

National-Oilwell Varco,

AmerisourceBergen Corp.†

290

11,884

Inc.*†

2,264

132,172

Total Health Care

________

7,969,186

Devon Energy Corp.

1,140

118,936

Hess Corp.†

1,160

102,289

INDUSTRIALS 10.5%

Noble Energy, Inc.

930

67,704

General Electric Co.

51,550

1,907,866

XTO Energy, Inc.

890

55,055

Caterpillar, Inc.†

5,136

402,098

Halliburton Co.†

1,350

53,096

Emerson Electric Co.

6,666

343,032

Anadarko Petroleum Corp.

510

32,145

Lockheed Martin Corp.†

3,123

310,114

EOG Resources, Inc.†

250

30,000

General Dynamics Corp.

3,649

304,217

Total Energy

________

8,571,436

United Parcel Service, Inc. —

Class B

3,970

289,889

HEALTH CARE 10.9%

Northrop Grumman Corp.

3,416

265,799

Johnson & Johnson, Inc.

17,491

1,134,641

United Technologies Corp.

3,600

247,752

Pfizer, Inc.

31,550

660,341

Union Pacific Corp.

1,881

235,840

Merck & Co., Inc.

11,170

423,901

Illinois Tool Works, Inc.†

4,840

233,433

Medtronic, Inc.

8,734

422,464

Norfolk Southern Corp.

4,285

232,761

2

VARIABLE ANNUITY NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Fluor Corp.†

1,420

$

200,447

Anheuser-Busch Cos., Inc.

1,290

$

61,210

L-3 Communications

SUPERVALU, INC.

1,857

55,673

Holdings, Inc.†

1,829

199,983

ConAgra Foods, Inc.

1,820

43,589

Parker Hannifin Corp.†

2,830

196,034

Safeway Inc.†

1,130

33,165

Boeing Co.

2,530

188,156

Kimberly-Clark Corp.

380

24,529

3M Co.†

2,330

184,420

Dean Foods Co.

1,165

23,405

CH Robinson Worldwide,

Costco Wholesale Corp.†

330

21,440

Inc.†

3,246

176,582

Total Consumer Staples

________

6,398,432

Cooper Industries Ltd. —

Class A†

4,328

173,769

CONSUMER DISCRETIONARY 8.2%

Dover Corp.†

4,121

172,175

Walt Disney Co.†

13,311

417,699

Cummins, Inc.

3,634

170,144

Time Warner, Inc.

25,694

360,230

RR Donnelley & Sons Co.

5,458

165,432

Comcast Corp. — Class A

17,249

333,596

Manitowoc Co., Inc.†

3,967

161,854

Nike, Inc. — Class B†

4,094

278,392

Allied Waste Industries, Inc.*

14,036

151,729

News Corp. — Class A†

14,548

272,775

Ryder System, Inc.

2,396

145,940

Johnson Controls, Inc.†

6,933

234,336

Tyco International Ltd.

3,229

142,238

McDonald's Corp.

4,130

230,330

Textron, Inc.

1,928

106,850

Carnival Corp.†

5,670

229,522

Honeywell International, Inc.

1,820

102,684

Best Buy Co., Inc.

4,969

206,015

Deere & Co.

860

69,178

TJX Cos., Inc.†

6,205

205,199

Eaton Corp.†

640

50,989

General Motors Corp.†

9,586

182,613

Jacobs Engineering Group,

Goodyear Tire & Rubber

Inc.*†

500

36,795

Co.*†

6,369

164,320

Robert Half International, Inc.

1,223

31,480

VF Corp.†

2,096

162,461

Raytheon Co.†

380

24,552

Whirlpool Corp.†

1,871

162,365

Burlington Northern Santa Fe

Genuine Parts Co.

4,013

161,403

Corp.

260

23,977

Staples, Inc.†

7,194

159,059

FedEx Corp.†

250

23,168

Hasbro, Inc.†

5,377

150,018

Total Industrials

________

7,671,377

Snap-On, Inc.

2,871

145,990

Amazon.com, Inc.*†

1,962

139,891

CONSUMER STAPLES 8.7%

CBS Corp.†

5,887

129,985

Procter & Gamble Co.

18,053

1,264,974

Ford Motor Co.*†

22,498

128,689

Wal-Mart Stores, Inc.

15,296

805,793

Home Depot, Inc.†

4,580

128,103

Philip Morris International

Starwood Hotels & Resorts

Inc.*

11,400

576,612

Worldwide, Inc.

2,423

125,390

Coca-Cola Co.

9,060

551,482

Lowe's Cos., Inc.†

5,110

117,223

PepsiCo, Inc.

7,000

505,400

Target Corp.†

2,060

104,401

CVS Caremark Corp.

11,200

453,712

Meredith Corp.†

2,383

91,150

Colgate-Palmolive Co.

4,380

341,246

DIRECTV Group, Inc.*

3,560

88,252

Archer-Daniels-Midland Co.

5,997

246,837

Darden Restaurants, Inc.

2,606

84,825

Kroger Co.†

8,677

220,396

Starbucks Corp.*

4,612

80,710

Altria Group, Inc.

9,720

215,784

Polo Ralph Lauren Corp.†

1,325

77,234

Kraft Foods, Inc. — Class A†

6,900

213,969

Yum! Brands, Inc.†

1,880

69,955

Reynolds American, Inc.†

2,984

176,146

Clear Channel

Sysco Corp.

5,008

145,332

Communications, Inc.

2,340

68,375

Tyson Foods, Inc. — Class

Big Lots, Inc.*†

3,061

68,260

A†

8,881

141,652

Leggett & Platt, Inc.†

4,316

65,819

Pepsi Bottling Group, Inc.†

3,962

134,351

Coach, Inc.*

1,870

56,381

Walgreen Co.

2,000

76,180

Apollo Group, Inc. — Class

Molson Coors Brewing Co.

A*†

1,142

49,334

— Class B†

1,247

65,555

Brunswick Corp.†

2,466

39,382

3

VARIABLE ANNUITY NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

D.R. Horton, Inc.†

2,076

$

32,697

MATERIALS 2.4%

GameStop Corp. — Class

Freeport-McMoRan Copper

A*†

620

32,060

& Gold, Inc.†

3,488

$

335,615

Omnicom Group, Inc.

720

31,810

Dow Chemical Co.†

8,540

314,699

OfficeMax, Inc.†

1,397

26,739

Monsanto Co.†

2,680

298,820

Abercrombie & Fitch Co. —

PPG Industries, Inc.

3,009

182,075

Class A

270

19,748

Praxair, Inc.

1,748

147,234

Macy's, Inc.

840

19,370

Ashland, Inc.

2,962

140,103

J.C. Penney Co., Inc.†

480

18,101

Allegheny Technologies,

Viacom, Inc. — Class B*†

420

16,640

Inc.†

1,794

128,020

Black & Decker Corp.†

240

15,864

E.I. du Pont de Nemours and

Family Dollar Stores, Inc.

750

14,625

Co.

2,170

101,469

Harman International

Air Products & Chemicals,

Industries, Inc.

140

6,096

Inc.

590

54,280

Total Consumer Discretionary

________

6,003,432

Alcoa, Inc.

1,140

41,108

Total Materials

________

1,743,423

TELECOMMUNICATION SERVICES 3.4%

AT&T, Inc.

36,461

1,396,456

Total Common Stocks

Verizon Communications,

(Cost $58,631,679)

________

63,019,807

Inc.

16,104

586,991

American Tower Corp. —

Face

Class A*

5,377

210,832

Amount

CenturyTel, Inc.†

4,324

143,730

REPURCHASE AGREEMENTS

Citizens Communications

Co.†

8,769

91,987

11.4%

Sprint Nextel Corp.†

11,240

75,196

Collateralized by U.S. Treasury

Total Telecommunication Services

________

2,505,192

Obligations

UTILITIES 3.1%

Lehman Brothers Holdings,

Inc. issued 03/31/08 at

Exelon Corp.

5,160

419,353

1.15% due 04/01/08††

$

2,639,305

2,639,305

Duke Energy Corp.†

13,376

238,762

UBS, Inc. issued 03/31/08 at

Public Service Enterprise

1.29% due 04/01/08

2,015,882

2,015,882

Group, Inc.

5,547

222,934

Morgan Stanley Inc, issued

Consolidated Edison, Inc.†

4,543

180,357

03/31/08 at 1.35% due

CenterPoint Energy, Inc.†

10,614

151,462

04/01/08

1,843,180

1,843,180

Pepco Holdings, Inc.†

6,118

151,237

Mizuho Financial Group, Inc.

Integrys Energy Group, Inc.†

3,184

148,502

issued 03/31/08 at 1.30%

TECO Energy, Inc.†

8,938

142,561

due 04/01/08

1,843,180

________

1,843,180

Nicor, Inc.†

4,016

134,576

FirstEnergy Corp.†

1,908

130,927

Dynegy Inc.*

16,438

129,696

Total Repurchase Agreements

Xcel Energy, Inc.

6,498

129,635

(Cost $8,341,547)

________

8,341,547

Southern Co.†

1,390

49,498

Pinnacle West Capital Corp.

832

29,186

SECURITIES LENDING COLLATERAL 16.6%

FPL Group, Inc.

180

11,293

Investment in Securities Lending Short

Dominion Resources, Inc.†

100

4,084

Term

Total Utilities

________

2,274,063

Investment Portfolio held by

U.S. Bank.

12,166,613

12,166,613

4

VARIABLE ANNUITY NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Value

Total Securities Lending Collateral

(Cost $12,166,613)

$      12,166,613

________

Total Investments 114.0%

(Cost $79,139,839)

$

_________

83,527,967

Liabilities in Excess of Other

Assets – (14.0)%

$     (10,227,074)

_________

Net Assets – 100.0%

$

73,300,893

Unrealized

Contracts

Gain (Loss)

Futures Contracts Purchased

June 2008 S&P 500 Index Mini

Futures Contracts

(Aggregate Market Value of

Contracts $22,610,475)

342 $

________

168,327

Units

Equity Index Swap Agreements††

June 2008 S&P 500 Index

Swap, Terminating 06/30/08**

(Notional Market Value

$20,516,522)

15,511 $

111,128

June 2008 S&P 500 Index

Swap, Terminating 06/13/08**

(Notional Market Value

$4,231,735)

3,199

________

(57,688)

(Total Notional Market Value

$24,748,256)

________

53,440

*

Non-Income Producing Security.

Price Return based on S&P 500 Index +/- financing at a

**

variable rate.

All or a portion of this security is on loan at March 31,

†

2008.

††

All or a portion of this security is pledged as equity index swap collateral at March 31, 2008.

5